UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22662

Short Duration High Income Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Short Duration High Income Portfolio

April 30, 2018

Portfolio of Investments (Unaudited)

Corporate Bonds & Notes — 81.1%
Security	Principal Amount (000’s omitted)	Value

Aerospace — 2.1%
TransDigm, Inc., 5.50%, 10/15/20	$500	$500,625
TransDigm, Inc., 6.00%, 7/15/22	500	508,125
		$1,008,750

Air Transportation — 2.8%
American Airlines Group, Inc., 5.50%, 10/1/19(1)	$500	$511,250
American Airlines Group, Inc., 6.125%, 6/1/18	500	501,250
United Continental Holdings, Inc., 4.25%, 10/1/22	65	63,391
United Continental Holdings, Inc., 6.00%, 12/1/20	250	263,700
		$1,339,591

Automotive & Auto Parts — 3.2%
American Tire Distributors, Inc., 10.25%, 3/1/22(1)	$650	$346,125
IHO Verwaltungs GmbH, 4.125%, (4.125% Cash or 4.875% PIK), 9/15/21(1)(2)	750	753,750
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	420	424,725
		$1,524,600

Banks & Thrifts — 1.3%
Ally Financial, Inc., 4.25%, 4/15/21	$500	$503,750
Ally Financial, Inc., 8.00%, 12/31/18	75	77,438
CIT Group, Inc., 4.125%, 3/9/21	53	53,188
		$634,376

Building Materials — 2.4%
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	$250	$248,438
FBM Finance, Inc., 8.25%, 8/15/21(1)	833	880,897
Gibraltar Industries, Inc., 6.25%, 2/1/21	45	45,738
		$1,175,073

Cable / Satellite TV — 2.6%
Altice Luxembourg S.A., 7.75%, 5/15/22(1)	$500	$479,375
Cablevision Systems Corp., 8.00%, 4/15/20	500	531,250
DISH DBS Corp., 5.125%, 5/1/20	250	249,687
		$1,260,312

Capital Goods — 0.1%
Cleaver-Brooks, Inc., 7.875%, 3/1/23(1)	$45	$46,575
		$46,575

Security	Principal Amount (000’s omitted)	Value

Chemicals — 1.1%
W.R. Grace & Co., 5.125%, 10/1/21(1)	$500	$514,895
		$514,895

Consumer Products — 2.0%
HRG Group, Inc., 7.75%, 1/15/22	$950	$980,875
		$980,875

Containers — 1.0%
Ball Corp., 4.375%, 12/15/20	$455	$464,100
		$464,100

Diversified Financial Services — 4.6%
DAE Funding, LLC, 4.00%, 8/1/20(1)	$705	$701,475
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22	750	766,875
Navient Corp., 8.00%, 3/25/20	500	533,750
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	215	214,462
		$2,216,562

Diversified Media — 2.1%
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	$500	$502,500
Nielsen Finance, LLC/Nielsen Finance Co., 5.00%, 4/15/22(1)	500	505,050
		$1,007,550

Energy — 11.9%
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	$545	$561,323
Antero Resources Corp., 5.375%, 11/1/21	750	761,475
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	170	173,400
Denbury Resources, Inc., 9.00%, 5/15/21(1)	35	36,750
Energy Transfer Equity, L.P., 7.50%, 10/15/20	500	536,875
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	750	780,000
Nabors Industries, Inc., 4.625%, 9/15/21	200	196,500
NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	25	24,969
Precision Drilling Corp., 6.50%, 12/15/21	11	11,275
Resolute Energy Corp., 8.50%, 5/1/20	350	350,875
Sable Permian Resources Land, LLC/AEPB Finance Corp., 7.125%, 11/1/20(1)	250	186,250
Sable Permian Resources Land, LLC/AEPB Finance Corp., 8.287%, (3 mo. USD LIBOR + 6.50%), 8/1/19(1)(3)	500	447,500
SESI, LLC, 7.125%, 12/15/21	150	152,813

13	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Sunoco, L.P./Sunoco Finance Corp., 4.875%, 1/15/23(1)	$65	$64,153
Tervita Escrow Corp., 7.625%, 12/1/21(1)	1,001	1,026,025
Weatherford International, Ltd., 5.125%, 9/15/20	165	162,525
Whiting Petroleum Corp., 5.75%, 3/15/21	250	256,562
		$5,729,270

Environmental — 2.1%
Clean Harbors, Inc., 5.125%, 6/1/21	$465	$469,069
GFL Environmental, Inc., 9.875%, 2/1/21(1)	500	527,500
		$996,569

Food & Drug Retail — 2.1%
Safeway, Inc., 3.95%, 8/15/20	$330	$305,250
Safeway, Inc., 4.75%, 12/1/21	750	682,500
		$987,750

Gaming — 5.7%
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	$30	$30,300
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	620	641,700
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(1)	250	274,375
MGM Resorts International, 6.75%, 10/1/20	750	798,750
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	210	203,175
Studio City Co., Ltd., 7.25%, 11/30/21(1)	750	782,812
		$2,731,112

Health Care — 5.3%
Eagle Holding Co. II, LLC, 7.625%, (7.625% Cash or 8.375% PIK), 5/15/22(1)(2)	$85	$86,275
HCA, Inc., 3.75%, 3/15/19	526	528,630
HCA, Inc., 5.875%, 3/15/22	500	528,125
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	385	433,125
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/1/22(1)(2)	25	25,438
Tenet Healthcare Corp., 7.50%, 1/1/22(1)	50	52,875
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22(1)	90	93,712
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(1)	750	757,500
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(1)	20	20,248
		$2,525,928

Security	Principal Amount (000’s omitted)	Value

Homebuilders / Real Estate — 3.3%
Realogy Group, LLC/Realogy Co-Issuer Corp., 5.25%, 12/1/21(1)	$500	$505,625
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/19	500	503,125
VICI Properties 1, LLC/VICI FC, Inc., 8.00%, 10/15/23	530	592,275
		$1,601,025

Insurance — 0.9%
Hub Holdings, LLC/Hub Holdings Finance, Inc., 8.125%, (8.125% Cash or 8.875% PIK), 7/15/19(1)(2)	$25	$25,088
Hub International, Ltd., 7.875%, 10/1/21(1)	400	417,000
		$442,088

Leisure — 0.8%
NCL Corp., Ltd., 4.75%, 12/15/21(1)	$400	$407,000
		$407,000

Metals / Mining — 2.5%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$500	$463,750
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	550	554,125
New Gold, Inc., 6.25%, 11/15/22(1)	200	204,500
		$1,222,375

Publishing / Printing — 0.2%
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, (8.50% Cash or 9.25% PIK), 8/1/19(1)(2)	$112	$112,560
		$112,560

Railroad — 0.3%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	$150	$154,875
		$154,875

Restaurants — 1.6%
Yum! Brands, Inc., 3.875%, 11/1/20	$750	$752,813
		$752,813

Services — 2.8%
Algeco Global Finance PLC, 8.00%, 2/15/23(1)	$200	$204,750
Flexi-Van Leasing, Inc., 10.00%, 2/15/23(1)	105	104,738
Hertz Corp. (The), 5.875%, 10/15/20	250	248,125
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)	246	264,758
United Rentals North America, Inc., 4.625%, 7/15/23	500	505,625
		$1,327,996

14	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Steel — 0.6%
Allegheny Technologies, Inc., 5.95%, 1/15/21	$285	$290,700
		$290,700

Super Retail — 2.6%
Hot Topic, Inc., 9.25%, 6/15/21(1)	$50	$49,375
L Brands, Inc., 6.625%, 4/1/21	500	533,750
Murphy Oil USA, Inc., 6.00%, 8/15/23	150	155,437
Penske Automotive Group, Inc., 3.75%, 8/15/20	500	497,500
		$1,236,062

Technology — 8.3%
Dell International, LLC/EMC Corp., 4.42%, 6/15/21(1)	$25	$25,480
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	1,000	1,031,193
EIG Investors Corp., 10.875%, 2/1/24	825	899,250
EMC Corp., 2.65%, 6/1/20	500	487,374
Infor (US), Inc., 5.75%, 8/15/20(1)	133	135,660
Infor (US), Inc., 6.50%, 5/15/22	250	255,000
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, (7.125% Cash or 7.875% PIK), 5/1/21(1)(2)	395	399,444
Nokia Oyj, 3.375%, 6/12/22	250	242,000
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	500	502,500
		$3,977,901

Telecommunications — 4.2%
Frontier Communications Corp., 10.50%, 9/15/22	$15	$13,261
Hughes Satellite Systems Corp., 6.50%, 6/15/19	225	232,594
Intelsat Luxembourg S.A., 6.75%, 6/1/18	199	198,005
SBA Communications Corp., 4.00%, 10/1/22(1)	75	71,813
Sprint Communications, Inc., 7.00%, 8/15/20	375	397,500
Sprint Communications, Inc., 9.00%, 11/15/18(1)	436	448,807
Sprint Corp., 7.25%, 9/15/21	625	664,062
		$2,026,042

Utilities — 0.6%
AES Corp. (The), 4.00%, 3/15/21	$70	$70,546
TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	250	239,375
		$309,921

Total Corporate Bonds & Notes (identified cost $39,541,169)		$39,005,246

Senior Floating-Rate Loans — 9.6%(4)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 1.3%
American Tire Distributors Holdings, Inc., Term Loan, 6.24%, (2 mo. USD LIBOR + 4.25%), Maturing 9/1/21	$492	$434,875
Navistar International Corporation, Term Loan, 5.40%, (1 mo. USD LIBOR + 3.50%), Maturing 11/6/24	195	196,093
		$630,968

Energy — 1.1%
Chesapeake Energy Corporation, Term Loan, 9.44%, (3 mo. USD LIBOR + 7.50%), Maturing 8/23/21	$240	$254,550
Drillship Hydra Owners, Inc., Term Loan, Maturing 9/20/24(5)	250	262,813
		$517,363

Gaming — 2.1%
GLP Financing, LLC, Term Loan, 3.40%, (1 mo. USD LIBOR + 1.50%), Maturing 4/28/21	$1,000	$992,500
		$992,500

Services — 1.8%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 8.40%, (1 mo. USD LIBOR + 6.50%), Maturing 7/25/22	$210	$195,457
AlixPartners, LLP, Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing 4/4/24	495	498,248
Brickman Group, Ltd., LLC, Term Loan - Second Lien, 8.39%, (1 mo. USD LIBOR + 6.50%), Maturing 12/17/21	117	118,009
Direct ChassisLink, Inc., Term Loan - Second Lien, 7.90%, (1 mo. USD LIBOR + 6.00%), Maturing 6/15/23	70	71,400
		$883,114

Technology — 2.5%
EIG Investors Corp., Term Loan, 5.96%, (3 mo. USD LIBOR + 4.00%), Maturing 2/9/23	$470	$474,089
Veritas Bermuda, Ltd., Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing 1/27/23	743	733,126
		$1,207,215

Telecommunications — 0.6%
Asurion, LLC, Term Loan - Second Lien, 7.90%, (1 mo. USD LIBOR + 6.00%), Maturing 8/4/25	$285	$293,550
		$293,550

15	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities — 0.2%
TerraForm Power Operating, LLC, Term Loan, 4.65%, (1 mo. USD LIBOR + 2.75%), Maturing 11/8/22	$100	$100,498
		$100,498

Total Senior Floating-Rate Loans (identified cost $4,643,686)		$4,625,208

Convertible Bonds — 5.1%
Security	Principal Amount (000’s omitted)	Value

Health Care — 0.5%
Teva Pharmaceutical Finance Co., LLC, 0.25%, 2/1/26	$250	$220,624
		$220,624

Utilities — 4.6%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$320	$318,171
NRG Yield, Inc., 3.50%, 2/1/19(1)	695	694,566
Pattern Energy Group, Inc., 4.00%, 7/15/20	270	271,350
Tesla Energy Operations, Inc., 1.625%, 11/1/19	1,000	931,199
		$2,215,286

Total Convertible Bonds (identified cost $2,432,133)		$2,435,910

Miscellaneous — 0.0%
Security	Principal Amount (000’s omitted)	Value

Technology — 0.0%
Avaya, Inc., Escrow Certificates(6)(7)	$125	$0
		$0

Total Miscellaneous (identified cost $0)		$0

Short-Term Investments — 3.0%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.95%(8)	1,415,821	$1,415,680
		$1,415,680

Total Short-Term Investments (identified cost $1,415,650)		$1,415,680

Total Investments — 98.8% (identified cost $48,032,638)		$47,482,044

Other Assets, Less Liabilities — 1.2%		$594,142

Net Assets — 100.0%		$48,076,186

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2018, the aggregate value of these securities is $19,599,952 or 40.8% of the Portfolio’s net assets.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2018.

(4)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(5)	This Senior Loan will settle after April 30, 2018, at which time the interest rate will be determined.

(6)	Non-income producing security.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2018.

16	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Portfolio of Investments (Unaudited) — continued

Abbreviations:

LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

USD	–	United States Dollar

17	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2018
Unaffiliated investments, at value (identified cost, $46,616,988)	$46,066,364
Affiliated investment, at value (identified cost, $1,415,650)	1,415,680
Cash	489
Interest receivable	712,559
Dividends receivable from affiliated investment	633
Receivable for investments sold	206,691
Receivable from affiliate	2,440
Total assets	$48,404,856

Liabilities
Payable for investments purchased	$260,000
Payable to affiliates:
Investment adviser fee	22,200
Trustees’ fees	228
Accrued expenses	46,242
Total liabilities	$328,670
Net Assets applicable to investors’ interest in Portfolio	$48,076,186

Sources of Net Assets
Investors’ capital	$48,626,780
Net unrealized depreciation	(550,594)
Total	$48,076,186

18	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2018
Interest and other income	$1,394,785
Dividends from affiliated investment	6,759
Total investment income	$1,401,544

Expenses
Investment adviser fee	$143,485
Trustees’ fees and expenses	1,240
Custodian fee	19,343
Legal and accounting services	28,817
Interest expense	3,395
Miscellaneous	1,246
Total expenses	$197,526
Deduct —
Allocation of expenses to affiliate	$26,000
Total expense reductions	$26,000

Net expenses	$171,526

Net investment income	$1,230,018

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$32,623
Investment transactions — affiliated investment	(6)
Net realized gain	$32,617
Change in unrealized appreciation (depreciation) —
Investments	$(1,266,291)
Investments — affiliated investment	30
Net change in unrealized appreciation (depreciation)	$(1,266,261)

Net realized and unrealized loss	$(1,233,644)

Net decrease in net assets from operations	$(3,626)

19	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
From operations —
Net investment income	$1,230,018	$2,905,235
Net realized gain	32,617	309,089
Net change in unrealized appreciation (depreciation)	(1,266,261)	388,646
Net increase (decrease) in net assets from operations	$(3,626)	$3,602,970
Capital transactions —
Contributions	$1,984,768	$18,884,718
Withdrawals	(11,972,649)	(25,390,948)
Net decrease in net assets from capital transactions	$(9,987,881)	$(6,506,230)

Net decrease in net assets	$(9,991,507)	$(2,903,260)

Net Assets
At beginning of period	$58,067,693	$60,970,953
At end of period	$48,076,186	$58,067,693

20	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Financial Highlights

	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2017		2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.66	%(2)(3)(4)	0.67	%(3)	0.76%	0.76%	0.77%	0.80%
Net investment income	4.72	%(2)	4.80%		4.34%	4.24%	4.46%	4.91%
Portfolio Turnover	19	%(5)	69%		67%	41%	65%	92%

Total Return	(0.00	)%(3)(5)(6)	6.10	%(3)	6.13%	1.50%	2.87%	6.18%

Net assets, end of period (000’s omitted)	$48,076		$58,068		$60,971	$57,554	$57,811	$55,708

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Annualized.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.10% and 0.07% of average daily net assets for the six months ended April 30, 2018 and the year ended October 31, 2017). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the six months ended April 30, 2018.

(5)	Not annualized.

(6)	Less than (0.005)%.

21	See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2018, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 81.0%, 17.6% and 1.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share

22

Short Duration High Income Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited) — continued

of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Interim Financial Statements — The interim financial statements relating to April 30, 2018 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of holders of interests in the Portfolio. For the six months ended April 30, 2018, the Portfolio’s investment adviser fee amounted to $143,485 or 0.55% (annualized) of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $26,000 of the Portfolio’s operating expenses for the six months ended April 30, 2018. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $9,939,239 and $19,662,282, respectively, for the six months ended April 30, 2018.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$48,034,385

Gross unrealized appreciation	$344,414
Gross unrealized depreciation	(896,755)

Net unrealized depreciation	$(552,341)

23

Short Duration High Income Portfolio

April 30, 2018

Notes to Financial Statements (Unaudited) — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate (excluding fees) for the six months ended April 30, 2018 were $279,006 and 2.45%, respectively.

6  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2018, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$39,005,246	$—	$39,005,246
Senior Floating-Rate Loans	—	4,625,208	—	4,625,208
Convertible Bonds	—	2,435,910	—	2,435,910
Miscellaneous	—	—	0	0
Short-Term Investments	—	1,415,680	—	1,415,680

Total Investments	$—	$47,482,044	$0	$47,482,044

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2018 is not presented. At April 30, 2018, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

24

Eaton Vance

Short Duration High Income Fund

April 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

25

Eaton Vance

Short Duration High Income Fund

April 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Short Duration High Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreement of Short Duration High Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, with Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund and the investment advisory agreement for the Portfolio (together, the “investment advisory agreements”).

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board considered the abilities and experience of each Adviser’s investment professionals in making investments in fixed-income securities, including those with below-investment grade ratings and durations of three years or less. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of each Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

26

Eaton Vance

Short Duration High Income Fund

April 30, 2018

Board of Trustees’ Contract Approval — continued

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

27

Eaton Vance

Short Duration High Income Fund

April 30, 2018

Officers and Trustees

Officers of Eaton Vance Short Duration High Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Short Duration High Income Portfolio

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Short Duration High Income Fund and Short Duration High Income Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Scott E. Wennerholm

*	Interested Trustee

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser of Short Duration High Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

14893    4.30.18

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Short Duration High Income Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 21, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 21, 2018